EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



Optimum Source International, Ltd.,
A Nevada Corporation

We  hereby  consent  to  the  use  of  our  report  respecting   Optimum  Source
International, Ltd. dated February 4, 1998 in Part F/S of Form 10-SB.

/s/ Robison, Hill & Co.
Certified Public Accountants

Salt Lake City, Utah
February 19, 1998